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                                                                   Exhibit 10.11


                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                                 FIFTH AMENDMENT
                                  July 27, 1998

LANDLORD EOP-2 Oliver Street, L.L.C. (f/k/a BP-2 Oliver Street, L.L.C.), successor-in-interest to Beacon Properties, L.P., successor-in-interest to MLH Income Realty Partnership B

TENANT      AMR Research, Inc.

EXISTING
PREMISES:   Areas on the fifth (5th) floor of the Building containing (in the aggregate) 9,828 rentable square feet, substantially as shown on Exhibit H to the Lease dated August 12, 1992, on First Amendment
            Exhibit A, dated December 31, 1994 and on Second Amendment, Exhibit
            A, dated January 23, 1996; an area on the sixth (6th) floor of the Building containing 6,327 rentable square feet, substantially as shown on Third Amendment, Exhibit A dated October 15, 1996; and an area on the fourth (4th) floor of the Building containing 9,998 rentable square feet, substantially as shown on Fourth Amendment, Exhibit A, Sheet 1, dated January 8, 1998

LEASE
EXECUTION
DATE:       August 12, 1992

TERMINATION
DATE:       March 31, 2005

PREVIOUS
LEASE
AMENDMENTS: First Amendment dated December 31, 1994
            Second Amendment dated January 23, 1996
            Third Amendment dated October 15, 1996
            Fourth Amendment dated January 8, 1998

FIFTH AMENDMENT
ADDITIONAL
PREMISES:   An area on the fifth (5th) floor of the Building containing
            8,975 rentable square feet, substantially as shown on Fifth
            Amendment, Exhibit A, dated July 27, 1998, a copy of which is attached hereto and incorporated by reference herein.


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     WHEREAS, Tenant desires to lease additional premises located in the
Building, to wit, the Fifth Amendment Additional Premises;

     WHEREAS, Landlord is willing to lease the Fifth Amendment Additional Premises to Tenant upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, the parties hereby agree that the above-referenced lease, as previously amended (the "Lease"), is hereby further amended as follows (capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease):

     1. DEMISE OF THE FIFTH AMENDMENT ADDITIONAL PREMISES

Landlord hereby demises and leases to Tenant, and Tenant hereby hires and takes from Landlord, the Fifth Amendment Additional Premises for a term commencing as of the Commencement Date in respect of the Fifth Amendment Additional Premises, as hereinafter defined, and expiring as of March 31, 2005. Said demise of the Fifth Amendment Additional Premises shall be upon the terms set forth on Schedule B-5, Fifth Amendment Additional Premises Version, Sheets 1, 2 and 3, dated July 27, 1998 and upon all of the other terms and conditions of the Lease, except as follows:

     A. The Commencement Date in respect of the Fifth Amendment Additional Premises shall be the earlier of. (i) the date (the "Scheduled Commencement Date") which is forty-five (45) days after the first date that all of the existing tenants of the Fifth Amendment Additional Premises shall have vacated the Fifth Amendment Additional Premises, or (ii) the date on which Tenant occupies all or any part of the Fifth Amendment Additional Premises for business. If there occurs any delay ("Landlord's Delay") in the performance of Landlord's Work (as hereinafter defined) which is not caused by Tenant or its agents, employees or contractors and Landlord's Delay directly results in or causes a delay in the performance of Tenant's Work (as hereinafter defined), then the Scheduled Commencement Date shall be extended by the number of days of delay in the performance of Tenant's Work so caused by Landlord's Delay. From and after September 15, 1998, provided that there shall be no interference with the performance of Landlord's Work, Tenant shall have the right to enter those portions of the Fifth Amendment Additional Premises which are then vacant to perform Tenant's Work. Such right of entry shall be deemed a license from Landlord to Tenant, subject to the terms and provisions of the Lease, as hereby amended, except for the obligation to pay Annual Rent, and any entry thereunder shall be at the sole risk of Tenant.

     B. Commencing as of the Commencement Date in respect of the Fifth Amendment Additional Premises, Tenant shall pay Occupancy Costs in respect of the FIFTH Amendment Additional Premises ON a monthly estimated basis based upon the most recent Tax Costs and other Operating Costs data available to Landlord.





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     C. In the event that any of the provisions of the Lease are inconsistent with this Amendment or the state of facts contemplated hereby, the provisions of this Amendment shall control.

Without limiting the foregoing, if Tenant shall timely and properly exercise its right to extend the Term of the Lease pursuant to Paragraph 7 of the Fourth Amendment, such extension shall apply to both the Existing Premises and Fifth Amendment Additional Premises.

     2.   CONDITION OF FIFTH AMENDMENT ADDITIONAL PREMISES

     Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall take the Fifth Amendment Additional Premises "as-is", in the condition in which the Fifth Amendment Additional Premises are in as of the vacancy of the Fifth Amendment Additional Premises by the existing tenants, without any obligation on the part of Landlord to prepare or construct the Fifth Amendment Additional Premises for Tenant's occupancy or, except as provided in Paragraph 3 below, to provide any allowance or contribution with respect thereto, and without any warranty or representation by Landlord as to the condition of the Fifth Amendment Additional Premises. Notwithstanding the foregoing, Landlord shall, at its expense, perform the following work ("Landlord's Work") in or with respect to the Fifth Amendment Additional
Premises: (i) purchase (for Tenant's installation) five (5) 5-ton new HVAC units to serve the Fifth Amendment Additional Premises, (ii) remove or encapsulate any asbestos located in the Fifth Amendment Additional Premises which Landlord's asbestos consultant recommends be removed or encapsulated, and (iii) perform such work as is necessary to cause that portion of the Building sprinkler system which serves the Fifth Amendment Additional Premises to comply with code.

     3. LANDLORD'S CONTRIBUTION IN RESPECT OF THE FIFTH AMENDMENT ADDITIONAL PREMISES

          A. Landlord shall, in the manner hereinafter provided, contribute up to One Hundred Sixty-One Thousand Five Hundred Fifty and 00/100 ($161,550.00) Dollars ("Landlord's Contribution") towards the cost of leasehold improvements to be installed by Tenant in the Fifth Amendment Additional Premises ("Tenant's Work"). Notwithstanding the foregoing, Tenant may use up to Twenty-Six Thousand Nine Hundred Twenty-Five and 00/100 ($26,925 . 00) Dollars of Landlord's Contribution towards architectural and engineering expenses incurred by Tenant with respect to Tenant's Work and costs incurred by Tenant with respect to its move to the Fifth Amendment Additional Premises. Tenant's Work shall be subject to Landlord's prior approval and otherwise performed in accordance with the terms and conditions of the Lease (including, without limitation, Section 7.03 thereof). Without limiting anything contained in Section 7.03 of the Lease, the general contractor for Tenant's Work shall be subject to Landlord's reasonable approval. Provided that Tenant is not in default of its obligations under the Lease at the time that Tenant submits any requisition (as hereinafter defined) to Landlord on account of Landlord's Contribution and that Tenant is then in occupancy of the Fifth Amendment Additional Premises, Landlord shall pay the cost of Tenant's Work (or the architectural and engineering expenses or moving costs) shown on each requisition submitted by Tenant to Landlord within thirty
(30) days of submission thereof by Tenant to Landlord.





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     B. For the purposes hereof, a "requisition" shall mean written documentation (including, without limitation, invoices from Tenant's contractor, written lien waivers and such other documentation as Landlord may reasonably request) showing in reasonable detail the costs of the improvements installed by Tenant to date in the Fifth Amendment Additional Premises (or the architectural and engineering expenses or moving costs incurred with respect thereto), accompanied by certifications from Tenant, Tenant's architect, and Tenant's contractor that the work performed to date has been performed in accordance with applicable laws and in accordance with Tenant's approved plans, and that the amount of the requisition in questions does not exceed the amount of the work (or the architectural and engineering expenses or moving costs) covered by such requisition. Each requisition shall be accompanied by evidence reasonably satisfactory to Landlord that all work (or the architectural and engineering expenses or moving costs) covered by previous requisitions has been fully paid by Tenant. Landlord shall have the right, upon reasonable advance notice to Tenant, to inspect Tenant's books and records relating to each requisition in order to verify the amount thereof Tenant shall submit requisition(s) no more often than monthly,

     C. Notwithstanding anything to the contrary herein contained:

     (i) Landlord shall have no obligation to advance funds on account of Landlord's Contribution unless and until Landlord has received the requisition in question, together with the certifications required by subparagraph B above.

     (ii) Except with respect to work and/or materials previously paid for by Tenant, as evidenced by paid invoices and written lien waivers provided to Landlord, Landlord shall have the right to have Landlord's Contribution paid to both Tenant and Tenant's contractor(s) and vendor(s) jointly.

     (iii) Landlord shall have no obligation to pay Landlord's Contribution in respect of any requisition submitted six (6) months after the Commencement Date in respect of the Fifth Amendment Additional Premises. Tenant shall not be entitled to any unused portion of Landlord's Contribution.

     4.   FIFTH AMENDMENT SCHEDULE B-5

     Schedule B-5, Fifth Amendment Additional Premises Version, Sheets 1, 2 and 3, dated July 27, 1998 shall apply to the Fifth Amendment Additional Premises. Revised Schedule B-5, Fourth Amendment, Sheets 1 through 5, dated January 8, 1998 shall continue to apply to the Existing Premises.

     5.   SECURITY DEPOSIT

     The parties hereby acknowledge that, pursuant to Section 20. 10 of the original Lease, Paragraph 7 of the First Amendment, Paragraph 6 of the Second Amendment, Paragraph 6 of the, Third Amendment and Paragraph 6 of the Fourth Amendment, Landlord is holding a security deposit of Eighty-Nine Thousand Nine Hundred Thirty-Eight and 29/100 ($89,938.29) Dollars





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("Security Deposit") securing Tenant's obligations under the Lease. The parties hereby further acknowledge that Tenant shall, at the time that Tenant executes and delivers this Fifth Amendment to Landlord, pay to Landlord an additional security deposit of One Hundred Fifteen Thousand Three Hundred Sixty-Three and 71/100 ($115,363.71) Dollars ("Additional Security Deposit"). The Additional Security Deposit shall be held by Landlord subject to the same terms and conditions as are applicable to the Security Deposit as set forth in Section
20.10 of the Lease.

     Notwithstanding anything to the contrary contained herein or in the Lease, the Security Deposit and the Additional Security Deposit may be in the form of an irrevocable letter of credit (the "Letter of Credit"), which Letter of Credit shall: (a) be in the amount of $205,302.00; (b) be issued on the form attached hereto as Fifth Amendment, Exhibit B; (c) name Landlord as its beneficiary; (d) be drawn on an FDIC insured financial institution satisfactory to Landlord; and
(e) expire no earlier than sixty (60) days after the Termination Date of the Lease. If Tenant elects to provide Landlord with the Letter of Credit, Landlord shall, upon receipt of such Letter of Credit, return to Tenant any cash which it is then holding as the Security Deposit and Additional Security Deposit under the Lease.

     6.   LANDLORD'S CARPET ALLOWANCE

     Landlord and Tenant hereby acknowledge and agree that Tenant (and not Landlord) shall perform the Carpet Work pursuant to Paragraph 1 of the Fourth Amendment. Accordingly, the last five (5) sentences of Paragraph 1 of the Fourth Amendment are hereby deleted and replaced by the following (the term "Existing Premises" as used in the following language shall have the meaning ascribed to it in the Fourth Amendment):

     If Tenant elects to replace the carpet in the fifth (5th) floor portion of the Existing Premises (the "Carpet Work"), then, provided that Tenant shall not be in default of its covenants and obligations under the Lease (as hereby amended), Landlord shall contribute up to Forty Thousand and 00/100 ($40,000.00) Dollars ("Landlord's Carpet Allowance") towards the cost of such Carpet Work. Landlord shall pay Landlord's Carpet Allowance within thirty (30) days of receipt of paid bills and invoices (and such other documentation as Landlord shall request) detailing the costs and expenses of the Carpet Work. Tenant shall not be entitled to any unused portion of Landlord's Carpet Allowance.

     7.   TENANT'S RIGHT OF FIRST OFFER

     Whereas the Fifth Amendment Additional Premises constitute the remainder of the fifth (5th) floor of the Building, Paragraph 9A of the Fourth Amendment is hereby amended by deleting the first sentence thereof and substituting therefor the following:

     "RFO Premises" shall be defined as any separately demised area on the fourth (4th) floor of the Building when such area becomes available for lease to Tenant, as hereinafter defined, during the Term of the Lease.





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     8.   TENANT'S EXPANSION OPTIONS

     Whereas a portion of the Fifth Amendment Additional Premises constitutes Expansion Area A and Expansion Area B as such terms are defined and used in Paragraph 10 of the Fourth Amendment, Paragraph 10 of the Fourth Amendment is hereby deleted in its entirety and of no further force or effect.

     9.   BROKER

     Tenant warrants and represents that it has dealt with no broker or agent in connection with this Fifth Amendment other than Equity Office Properties ("EOP"). Tenant shall indemnify and hold Landlord harmless of and from all claims that may be made against Landlord for brokerage or other compensation in the nature of brokerage with respect to this Fourth Amendment by any person (other than EOP) claiming to have dealt with Tenant in connection with this Fifth Amendment.

     10.  CONDITION OF LANDLORD'S EXECUTION

The parties hereby acknowledge that Landlord is only willing to execute this Fifth Amendment in the event that two (2) of the existing tenants of the Fifth Amendment Additional Premises, Development Specialists, Inc. ("DSI") and Foley, Hoag & Eliot ("Foley), agree to relocate their respective premises from (the applicable portion of) the Fifth Amendment Additional Premises to other space in the Building. Therefore, Landlord shall have the night, exercisable upon Written notice to Tenant, to render this Fifth Amendment void and of no further force or effect unless all of the following events occur:

     A. Tenant executes and delivers this Fifth Amendment to Landlord; and

     B. DSI executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby DSI agrees to relocate its premises from (the applicable portion of) the Fifth Amendment Additional Premises to other space in the Building; and

     C. Foley executes and delivers to Landlord an agreement, in form and substance acceptable to Landlord, whereby Foley agrees to relocate its premises from (the applicable portion of) the Fifth Amendment Additional Premises to other space in the Building.

     As herein amended, the Lease is ratified, approved and confirmed in all respects.




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     WHEREFORE, the parties have hereunto set their hands and seals as of the date first above written.

LANDLORD:                               TENANT:

EOP-2 OLIVER STREET, L.L.C.             ADVANCED MANUFACTURING
                                        RESEARCH, INC.
By:  EOP Operating Limited Partnership,
     its sole member
                                        By: /s/ Anthony J. Friscia
                                           ---------------------------------
By:  Equity Office Properties Trust,       Name:  Anthony J. Friscia
     its managing general partner          Title: President
                                           Hereunto Duly Authorized

By:  /s/ Thomas Q. Bakke
   ----------------------------------
     Name:  Thomas Q. Bakke
     Title: Vice President


Date Signed:  8/6/98                     Date Signed:  7/31/98
              -----------------------                ------------------------








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



                           EXHIBIT A, FIFTH AMENDMENT
                               DATE: July 27, 1998


                 [FLOOR PLAN - FIFTH FLOOR OF TWO OLIVER STREET]






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                           FIFTH AMENDMENT, EXHIBIT B

                          -----------------------------
                         [Name of Financial Institution]


                                                Irrevocable Standby
                                                Letter of Credit
                                                No.:  ________________________
                                                Issuance Date: _______________
                                                Expiration Date: _____________
                                                Applicant: Advanced
                                                           Manufacturing
                                                           Research, Inc.

BENEFICIARY

EOP - 2 Oliver Street, L.L.C.
c/o Equity Office Properties Trust
Two North Riverside Plaza
Suite 2200
Chicago, Illinois 60606

Ladies/Gentlemen:

     We hereby establish our Irrevocable Standby Letter of Credit in your favor for the account of the above referenced Applicant in the amount of Two Hundred Five Thousand Three Hundred Two and 00/100 U.S. Dollars ($205,302.00) available for payment at sight by your draft drawn on us when accompanied by the following documents:

1.   An original copy of this Irrevocable Standby Letter of Credit.

2. Beneficiary's dated statement purportedly signed by one of its officers reading: "This draw in the amount of __________________ U.S. Dollars ($____________) under your Irrevocable Standby Letter of Credit No. ___________ represents funds due and owing to us as a result of the Applicant's failure to comply with one or more of the terms of that certain lease dated August 12, 1992, as amended, by and between EOP - 2 Oliver Street, L.L.C., as landlord, and Advanced Manufacturing Research, Inc., as tenant."

     It is a condition of this Irrevocable Standby Letter of Credit that it will be considered automatically renewed for a one year period upon the expiration date set forth above and upon each anniversary of such date, unless at least sixty (60) days prior to such expiration date or applicable anniversary thereof, we notify you in writing by certified mail, return receipt requested, that we elect not to so renew this Irrevocable Standby Letter of Credit. A copy of any such notice shall also be sent to: Equity Office Properties Trust, 2 North Riverside Plaza, Suite 2200, Chicago, IL 60606, Attention: Vice President-Corporate Operations. In addition to the foregoing, we understand and agree that you shall be entitled to draw upon this Irrevocable Standby Letter of Credit in accordance with 1. and 2. above in the event that we elect not to



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renew this Irrevocable Standby Letter of Credit and, in addition, you provide us with a dated statement purportedly signed by one of Beneficiary's officers stating that the Applicant has failed to provide you with an acceptable substitute irrevocable standby letter of credit in accordance with the terms of the above referenced lease. We further acknowledge and agree that: (a) upon receipt of the documentation required herein, we will honor your draws against this Irrevocable Standby Letter of Credit without inquiry into the accuracy of Beneficiary's signed statement and regardless of whether Applicant disputes the content of such statement; (b) this Irrevocable Standby Letter of Credit shall permit partial draws and, in the event you elect to draw upon less than the full stated amount hereof, the stated amount of this Irrevocable Standby Letter of Credit shall be automatically reduced by the amount of such partial draw; and
(c) you shall be entitled to assign your interest in this Irrevocable Standby Letter of Credit from time to time without our approval and without charge. In the event of an assignment, we reserve the right to require reasonable evidence of such assignment as a condition to any draw hereunder.

     This Irrevocable Standby Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 revision) ICC Publication No. 500.

     We hereby engage with you to honor drafts and documents drawn under and in compliance with the terms of this Irrevocable Standby Letter of Credit.

     All communications to us with respect to this Irrevocable Standby Letter of Credit must be addressed to our office located at ___________________________to the attention of ___________________________.


                                                 Very truly yours,

                                                 [NAME]

                                                 [TITLE]



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       SCHEDULE B-5, FIFTH AMENDMENT ADDITIONAL PREMISES VERSION, SHEET I
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")


Execution Date:   July 27, 1998

Tenant:           Advanced Manufacturing Research. Inc.
                  ------------------------------------
                              (name)
                  a Delaware corporation
                  -------------------------------------
                  (description of business organization)

                  Two Oliver Street. Boston, Massachusetts 02109
                  ----------------------------------------------
                  (principal place of business - mailing address)

Landlord:         EOP-2 Oliver Street, L.L.C., a Delaware limited liability
                  company (the sole member of which is EOP Operating Limited
                  Partnership, a Delaware limited partnership).

Building:         The Building in the City of Boston known as and numbered Two
                  Oliver Street

Art. 1. 0 1 (n)   Fifth Amendment
                  Additional Premises: An area on the fifth (5th) floor of the
                                       Building, substantially as shown on
                                       Fifth Amendment. Exhibit A dated
                                       July 27, 1998
Art. 1.01(n)      Area in respect of
                  Fifth Amendment
                  Additional Premises: 8.975 rentable square feet

Art. 1.01(c)      Commencement Date
                  in respect of Fifth Amendment
                  Additional Premises:  See Paragraph I A of Fifth Amendment

                  Termination Date:     March 31, 2005






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       SCHEDULE B-5, FIFTH AMENDMENT ADDITIONAL PREMISES VERSION, SHEET 2
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                  Tenant: Advanced Manufacturinq Research, Inc.
                          Execution Date: July 27, 1998

Art. 4.01  Annual Rent in respect of Fifth Amendment Additional Premises:

           TIME PERIOD                  ANNUAL RENT            MONTHLY PAYMENT

           Months 1 - 24:               $269,250.00              $22,437.50

           Months 25 - 48:              $278,225.04              $23,185.42
           Months 49 -
           March 31, 2005:              $287,200.08              $23,933.34

Art. 5.01        Use of Premises:  General office uses
Art. 6.02(B)(i)  Electric current will be furnished by Landlord to Tenant, at Tenant's cost.

Schedule of Rent
Escalators:      Operating and Tax Escalation:

                 Tax Cost Base: Actual amount of Taxes for Fiscal Year 1999
                                (i.e., July 1, 1998 - June 30, 1999)

                 All Other Occupancy Costs Base: Actual amount of Operating
                                                 Costs for Calendar Year 1998

                 Tenant's Agreed Percentage: 4.23%



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       SCHEDULE B-5, FIFTH AMENDMENT ADDITIONAL PREMISES VERSION, SHEET 3
                                Two Oliver Street
                           Boston, Massachusetts 02109
                                (the "Building")

                 Tenant: Advanced Manufacturing Research. Inc.
                          Execution Date: July 27, 1998

Art. 20.12  Broker:  Equity Office Properties

            Exhibit Dates: Exhibit A. Fifth Amendment dated July 27, 1998

LANDLORD:                                 TENANT:

EOP-2 OLIVER STREET, L.L.C.               ADVANCED TMANUFACTURING
                                          RESEARCH, INC.

By: EOP Operating Limited Partnership, its
    sole member

    By: Equity Office Properties Trust,   By: /s/ Anthony J. Friscia, President
        its managing general partner         ----------------------------------
                                             (Name)                   (Title)
                                              Hereunto Duly Authorized

        By: /s/ Thomas Q. Bakke
           -----------------------
           Name:  Thomas Q. Bakke
           Title: Vice Presidnet


Date Signed:  8/6/98                      Date Signed:  7/31/98




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